COMMITMENTS AND CONTINGENT LIABILITIES	12 Months Ended
Dec. 31, 2015
COMMITMENTS AND CONTINGENT LIABILITIES [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES

NOTE 11 – COMMITMENTS AND CONTINGENT LIABILITIES

In the normal course of business, we enter into financial instruments with off-balance sheet risk to meet the financing needs of customers or to reduce exposure to fluctuations in interest rates. These financial instruments may include commitments to extend credit and standby letters of credit. Financial instruments involve varying degrees of credit and interest-rate risk in excess of amounts reflected in the Consolidated Statements of Financial Condition. Exposure to credit risk in the event of non-performance by the counterparties to the financial instruments for loan commitments to extend credit and standby letters of credit is represented by the contractual amounts of those instruments. We do not, however, anticipate material losses as a result of these financial instruments.

A summary of financial instruments with off-balance sheet risk at December 31 follows:

	2015	2014
	(In thousands)
Financial instruments whose risk is represented by contract amounts
Commitments to extend credit	$243,458	$204,827
Standby letters of credit	3,582	2,757

Commitments to extend credit are agreements to lend to a customer as long as there is no violation of any condition established in the contract. Commitments generally have fixed expiration dates or other termination clauses and generally require payment of a fee. Since commitments may expire without being drawn upon, the commitment amounts do not represent future cash requirements. Commitments are issued subject to similar underwriting standards, including collateral requirements, as are generally involved in the extension of credit facilities.

Standby letters of credit are written conditional commitments issued to guarantee the performance of a customer to a third party. The credit risk involved in such transactions is essentially the same as that involved in extending loan facilities and, accordingly, standby letters of credit are issued subject to similar underwriting standards, including collateral requirements, as are generally involved in the extension of credit facilities. The majority of the standby letters of credit are to corporations, have variable rates that range from 2.75% to 8.25% and mature through 2018.

We are involved in various litigation matters in the ordinary course of business. At the present time, we do not believe any of these matters will have a significant impact on our consolidated financial position or results of operations. The aggregate amount we have accrued for losses we consider probable as a result of these litigation matters is immaterial. However, because of the inherent uncertainty of outcomes from any litigation matter, we believe it is reasonably possible we may incur losses in addition to the amounts we have accrued. At this time, we estimate the maximum amount of additional losses that are reasonably possible is approximately $1.0 million. However, because of a number of factors, including the fact that certain of these litigation matters are still in their early stages, this maximum amount may change in the future.

The litigation matters described in the preceding paragraph primarily include claims that have been brought against us for damages, but do not include litigation matters where we seek to collect amounts owed to us by third parties (such as litigation initiated to collect delinquent loans or vehicle service contract counterparty receivables). These excluded, collection-related matters may involve claims or counterclaims by the opposing party or parties, but we have excluded such matters from the disclosure contained in the preceding paragraph in all cases where we believe the possibility of us paying damages to any opposing party is remote. Risks associated with the likelihood that we will not collect the full amount owed to us, net of reserves, are disclosed elsewhere in this report.

Our Mepco segment conducts its payment plan business activities across the United States. Mepco acquires the payment plans from companies (which we refer to as Mepco’s “counterparties”) at a discount from the face amount of the payment plan. Each payment plan (which are classified as payment plan receivables in our Condensed Consolidated Statements of Financial Condition) permits a consumer to purchase a vehicle service contract by making installment payments, generally for a term of 12 to 24 months, to the sellers of those contracts (one of the “counterparties”). Mepco thereafter collects the payments from consumers. In acquiring the payment plan, Mepco generally funds a portion of the cost to the seller of the service contract and a portion of the cost to the administrator of the service contract. The administrator, in turn, pays the necessary contractual liability insurance policy (“CLIP”) premium to the insurer or risk retention group.

Consumers are allowed to voluntarily cancel the service contract at any time and are generally entitled to receive a refund from the administrator of the unearned portion of the service contract at the time of cancellation. As a result, while Mepco does not owe any refund to the consumer, it also does not have any recourse against the consumer for nonpayment of a payment plan and therefore does not evaluate the creditworthiness of the individual consumer. If a consumer stops making payments on a payment plan or exercises the right to voluntarily cancel the service contract, the service contract seller and administrator are each obligated to refund to Mepco the amount necessary to make Mepco whole as a result of its funding of the service contract. In addition, the insurer or risk retention group that issued the CLIP for the service contract often guarantees all or a portion of the refund to Mepco. See note #4 above for a breakdown of Mepco’s payment plan receivables by the level of recourse Mepco has against various counterparties.

Upon the cancellation of a service contract and the completion of the billing process to the counterparties for amounts due to Mepco, there is a decrease in the amount of “payment plan receivables” and an increase in the amount of “vehicle service contract counterparty receivables” until such time as the amount due from the counterparty is collected. These amounts represent funds actually due to Mepco from its counterparties for cancelled service contracts. At both December 31, 2015 and 2014, the aggregate amount of such obligations owing to Mepco by counterparties, net of write-downs and reserves made through the recognition of vehicle service contract counterparty contingencies expense, totaled $7.2 million. Mepco is currently in the process of working to recover these receivables, primarily through litigation against counterparties.

In some cases, Mepco requires collateral or guaranties by the principals of the counterparties to secure these refund obligations; however, this is generally only the case when no insurance company is involved to guarantee the repayment obligation of the seller and administrator counterparties. In most cases, there is no collateral to secure the counterparties’ refund obligations to Mepco, but Mepco has the contractual right to offset unpaid refund obligations against amounts Mepco would otherwise be obligated to fund to the counterparties. In addition, even when collateral is involved, the refund obligations of these counterparties are not fully secured. Mepco incurs losses when it is unable to fully recover funds owing to it by counterparties upon cancellation of the underlying service contracts. The sudden failure of one of Mepco’s major counterparties (an insurance company, administrator, or seller/dealer) could expose us to significant losses.

When counterparties do not honor their contractual obligations to Mepco to repay funds, we recognize estimated losses. Mepco pursues collection (including commencing legal action if necessary) of funds due to it under its various contracts with counterparties. Mepco has had to initiate litigation against certain counterparties, including third party insurers, to collect amounts owed to Mepco as a result of those parties’ dispute of their contractual obligations to Mepco. For 2015, 2014 and 2013, non-interest expenses include $0.1 million, $0.2 million and $4.8 million, respectively, of charges related to estimated losses for vehicle service contract counterparty contingencies. The significant decrease in this expense in 2014 (from 2013) is due to 2013 including write-downs of vehicle service contract counterparty receivables related to settlements of certain litigation to collect these receivables. Given the costs and uncertainty of continued litigation, we determined it was in our best interest to resolve these matters. These charges are being classified in non-interest expense because they are associated with a default or potential default of a contractual obligation under our counterparty contracts as opposed to loss on the administration of the payment plan itself.

Our estimate of probable incurred losses from vehicle service contract counterparty contingencies requires a significant amount of judgment because a number of factors can influence the amount of loss that we may ultimately incur. These factors include our estimate of future cancellations of vehicle service contracts, our evaluation of collateral that may be available to recover funds due from our counterparties, and our assessment of the amount that may ultimately be collected from counterparties in connection with their contractual obligations. We apply a rigorous process, based upon historical payment plan activity and past experience, to estimate probable incurred losses and quantify the necessary reserves for our vehicle service contract counterparty contingencies, but there can be no assurance that our modeling process will successfully identify all such losses.

We believe our assumptions regarding the collection of vehicle service contract counterparty receivables are reasonable, and we based them on our good faith judgments using data currently available. We also believe the current amount of reserves we have established and the vehicle service contract counterparty contingencies expense that we have recorded are appropriate given our estimate of probable incurred losses at the applicable Consolidated Statement of Financial Condition date. However, because of the uncertainty surrounding the numerous and complex assumptions made, actual losses could exceed the charges we have taken to date.

An analysis of our vehicle service contract counterparty receivable, net follows:

	2015	2014	2013
	(In thousands)
Balance at beginning of year, net of reserve	$7,237	$7,716	$18,449
Transfers in from payment plan receivables	1,203	180	792
Reserves established and charge-offs recorded to expense	(119)	(199)	(4,837)
Transferred to (from) contingency reserves	—	(75)	63
Cash received	(1,092)	(385)	(6,751)
Balance at end of year, net of reserve	$7,229	$7,237	$7,716
Reserve at end of year	$56	$1,370	$1,300

An analysis of our vehicle service contract counterparty reserve follows:

	2015	2014	2013
	(In thousands)
Balance at beginning of year	$1,370	$1,375	$2,012
Additions charged to expense	119	199	4,837
Charge-offs, net	(1,433)	(204)	(5,474)
Balance at end of year	$56	$1,370	$1,375
Reserves recorded in VSC counterparty receivables, net	$56	$1,370	$1,300
Reserves recorded in accrued expenses and other liabilities	—	—	75
Total at end of year	$56	$1,370	$1,375

The provision for loss reimbursement on sold loans represents our estimate of incurred losses related to mortgage loans that we have sold to investors (primarily Fannie Mae, Freddie Mac and Ginnie Mae). Since we sell mortgage loans without recourse, loss reimbursements only occur in those instances where we have breached a representation or warranty or other contractual requirement related to the loan sale. In November 2013, we executed a Resolution Agreement with Fannie Mae to resolve our existing and future repurchase and make whole obligations (collectively “Repurchase Obligations”) related to mortgage loans originated between January 1, 2000 and December 31, 2008 and delivered to them by January 31, 2009. Under the terms of the Resolution Agreement, we paid Fannie Mae approximately $1.5 million in November 2013 with respect to the Repurchase Obligations. We believe that it was in our best interest to execute the Resolution Agreement in order to bring finality to the loss reimbursement exposure with Fannie Mae for these years and reduce the resources spent on individual file reviews and defending loss reimbursement requests. In addition, we were notified by Freddie Mac in January 2014 that they had completed their review of mortgage loans that we originated between January 1, 2000 and December 31, 2008 and delivered to them. The reserve for loss reimbursements on sold mortgage loans totaled $0.5 million and $0.7 million at December 31, 2015 and 2014, respectively. This reserve is included in accrued expenses and other liabilities in our Consolidated Statements of Financial Condition. This reserve is based on an analysis of mortgage loans that we have sold which are further categorized by delinquency status, loan to value, and year of origination. The calculation includes factors such as probability of default, probability of loss reimbursement (breach of representation or warranty) and estimated loss severity. The reserve levels at December 31, 2015 and 2014 also reflect the resolution of the mortgage loan origination years of 2000 to 2008 with Fannie Mae and Freddie Mac. We believe that the amounts that we have accrued for incurred losses on sold mortgage loans are appropriate given our analyses. However, future losses could exceed our current estimate.